FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(B) OR (G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  CYBEAR, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                  13-3936988
           (State of incorporation                      (I.R.S. Employer
              or organization)                        (Indemnification No.)

            5000 Blue Lake Drive
                  Suite 200
             Boca Raton, Florida                            33431
  (Address of principal executive offices)               (Zip Code)

         Securities to be registered pursuant to Section 12(b) of the Act:

             Title of each class              Name of each exchange on which
             to be so registered              each class is to be registered
             -------------------              ------------------------------
                                      NONE

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-76579.

         Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value


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Item 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  Reference is made to the description of the Registrant's Common Stock in the sections entitled "Dividend Policy" and "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-76579) filed with the Securities and Exchange Commission on April 20, 1999, as subsequently amended on May 25, 1999 and on June 9, 1999.

Item 2.           EXHIBITS DESCRIPTION

                  3.1               Certificate of Incorporation(1)

                  3.2               Bylaws(2)

                  4.1               Specimen Certificate of Common Stock(3)

-----------------------

(1) Incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form S-1 (Registration No. 333-76579) filed with the Securities and Exchange Commission on April 20, 1999.

(2) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-24671) filed with the Securities and Exchange Commission on April 7, 1997.

(3) Incorporated by reference to Exhibit 4.1 included with the Registrant's Amendment No. 1 to its Registration Statement on Form S-1 (Registration No. 333-76579) filed with the Securities and Exchange Commission on May 25, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  June 16, 1999           CYBEAR, INC.

                                By:      /S/ EDWARD E. GOLDMAN, M.D.
                                        -------------------------------------
                                        Edward E. Goldman, M.D.
                                        President and Chief Executive Officer